QuickLinks -- Click here to rapidly navigate through this document

EXHIBIT 23.1

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statements (File Nos. 333-84411, 333-39904, 333-59282) on Form S-8.

                      /s/ ARTHUR ANDERSEN LLP

San Jose, California
August 22, 2001

QuickLinks

  EXHIBIT 23.1